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                                                                    Exhibit 99.2


                    CERTIFICATION BY CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Strategic Diagnostics Inc. (the "Company") on Form 10-Q for the quarter ended March 21, 2003 (the "Report") filed with the Securities and Exchange Commission, I, Stanley J. Musial, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 15, 2003                            Stanley J. Musial
                                        ----------------------------------------
                                        Stanley J. Musial
                                        Chief Financial Officer